As filed with the Securities and Exchange Commission on July 1, 2011

Securities Act Registration No. 333-7305

Investment Company Act Registration No. 811-7685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No. _____	[ ]

Post-Effective Amendment No. 74	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 75

FRONTEGRA FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

 (Name and Address of Agent for Service)

Copies to:

Ellen R. Drought

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on date pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

Explanatory Note:  This Post-Effective Amendment to the Registration Statement of Frontegra Funds, Inc. relates only to the Lockwell Small Cap Value Fund and does not relate to, amend, supersede or otherwise affect the separate Prospectuses and Statement of Additional Information for the other series and classes of Frontegra Funds, Inc.

FRONTEGRA FUNDS

PROSPECTUS

Lockwell Small Cap Value Fund
Institutional Class Shares (LOCSX)

Lockwell Investments, LLC

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

July 1, 2011

TABLE OF CONTENTS

Summary Section	2
Principal Investment Strategy and Related Risks	5
Fund Management	7
Prior Performance	8
Your Account	9
Exchange Privilege	13
Valuation of Fund Shares	13
Distributions and Federal Income Tax Treatment	14

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Frontegra Funds, Inc. (the “Company”) has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

SUMMARY SECTION

Investment Objective.  The investment objective of the Lockwell Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable) (a service fee of $15 will be imposed for shares redeemed by wire)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.57%
Total Annual Fund Operating Expenses(1)	1.57%
Fee Waiver(2)	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver	1.10%

____________

(1)

“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

(2)

Pursuant to an expense cap agreement between Lockwell Investments, LLC, the Fund’s investment adviser (“Lockwell”), and the Fund, Lockwell has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2012 with successive renewal terms of one year unless terminated by Lockwell or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example.  The following example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$112	$450

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in a diversified portfolio of equity securities of small-capitalization companies traded on U.S. exchanges.  Lockwell selects equity securities of companies it believes are undervalued relative to the market or in comparison to similar companies.  The Fund may also invest up to 20% of its total assets in real estate investment trusts (“REITs”) and up to 25% of its total assets in equity securities of foreign companies, including depositary receipts.  Lockwell defines a small capitalization company as any company with a market capitalization no larger than the largest company included in the Russell 2000® Value Index at the time of initial investment.  As of May 31, 2011, the largest market capitalization of a company in the Russell 2000® Value Index was $5.397 billion and the weighted average market capitalization was $1.296 billion.  Lockwell primarily purchases securities of companies with market capitalizations between $100 million to $2 billion at the time of purchase.

Principal Investment Risks.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Equity Securities Risks.  Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Small-Capitalization Company Risks.  Small-capitalization companies are often more volatile, less liquid and have a smaller trading market than securities of larger companies.  Small-capitalization companies are also more susceptible to market pressures than larger companies.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Value Investing Risks.  Lockwell invests in stocks that it believes are undervalued.  Value stocks may never increase in price or pay dividends, or may decline even further if the market fails to recognize the company’s value.

REIT Risks.  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates and how well the underlying properties owned by the REIT are managed.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

Foreign Securities and American Depositary Receipts (“ADRs”) Risks.  Investments in securities of foreign companies and ADRs involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability and differences in financial reporting standards and securities market regulation.  ADRs include American Depositary Shares (“ADSs”).

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Performance.  Performance information for the Fund is not included because the Fund has not commenced operations.

Management.

Investment Adviser.  Lockwell is the investment adviser to the Fund.

Portfolio Manager.

Name	Portfolio Manager of the Fund Since	Title
Richard Glass, CFA	2011	Principal and Portfolio Manager

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or through a financial intermediary.  The Fund’s minimum initial investment is $100,000 and the minimum subsequent investment is $1,000.  Lockwell may reduce or waive the minimums in its sole discretion.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of your investment from these tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategy.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in a diversified portfolio of equity securities of small-capitalization companies traded on U.S. exchanges.  Lockwell selects equity securities of companies it believes are undervalued relative to the market or in comparison to similar companies.  The Fund may also invest up to 20% of its total assets in REITs and up to 25% of its total assets in equity securities of foreign companies, including depositary receipts.

Lockwell uses a value-driven approach with a research-intensive, bottom-up investment process in investing the Fund’s assets.  A critical component of Lockwell’s portfolio selection process is primary research.  Lockwell meets frequently with company management to assess the quality of a company’s business model and management’s ability to execute.  When possible, Lockwell conducts on-site visits at a company’s headquarters, plants or facilities to meet with key employees in order to gain a better understanding of the business.  Lockwell may also meet with management of a company’s customers, competitors and suppliers.  Lockwell analyzes a company’s financial statements to assess whether management is allocating capital prudently, to ensure that a company’s capital structure is appropriate and to look for indicators that may contribute to appreciation of company value.

Lockwell seeks new investment ideas through various processes.  Lockwell looks for equity securities that, in Lockwell’s opinion, are underfollowed, misunderstood or misclassified by sell-side analysts or other investors.  Additionally, Lockwell performs its own competitive analysis and quantitative screens to generate new investment ideas.  Lockwell looks at the range of investment opportunities that result from its research, narrowing down the universe of securities through assessment of risk and reward.  Potential new investments are discussed by Lockwell’s investment team on a weekly basis.

As a result of Lockwell’s investment strategy, the Fund will be invested in a diversified portfolio of equity securities across most of the major industries.  Equity securities represent ownership interests in a company and include common stock, preferred stock and convertible securities.  The Fund’s portfolio will typically consist of between 75 to 100 equity securities of small-capitalization companies selling at discounts to fair value assessed by Lockwell’s investment team.  Lockwell will consider selling a security if the price of the security increases to a predetermined target price or if it is subject to excessive position overweighting.  Lockwell will also consider selling a security if Lockwell believes a company no longer meets Lockwell’s  investment criteria or if Lockwell perceives a company is deviating from its business strategy.

Lockwell defines a small-capitalization company as any company with a market capitalization no larger than the largest company included in the Russell 2000® Value Index at the time of initial investment.  As of May 31, 2011, the largest market capitalization of a company in the Russell 2000® Value Index was $5.397 billion and the weighted average market capitalization was $1.296 billion.  Lockwell primarily purchases securities of companies with market capitalizations between $100 million to $2 billion at the time of purchase.  The market capitalization limit is subject to adjustment annually based upon Lockwell’s assessment of the capitalization range of companies that possess the fundamental characteristics of small-capitalization companies.

The Fund may invest up to 20% of its total assets in REITs of various categories.  REITS are companies that manage a portfolio of real estate.  REITS are often categorized as equity REITS (which take equity positions in real estates and through which shareholders receive income from rents or properties sold at profits), mortgage REITS (which lend money to developers and shareholders receive interest income) or hybrid REITS (which have a mix of equity and debt instruments).

The Fund may also invest up to 25% of its total assets in equity securities of foreign companies, which may include ADRs or foreign securities that trade on U.S. exchanges.  Lockwell defines foreign securities as securities of those companies headquartered outside the United States and which derive a majority of their revenues from outside the United States.

Temporary Strategy.  The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

Principal Risk Factors.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Equity Securities Risks.  The Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Small-Capitalization Company Risks.  The Fund will invest primarily in securities of companies with small market capitalizations, which are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small capitalization companies may be substantially less than is typical of larger companies.  Therefore, the securities of small capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Value Investing Risks.  The Fund invests primarily in value-style stocks, stocks whose prices Lockwell believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Lockwell, or may decline even further if the market fails to recognize the company’s value, if the factors that Lockwell believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

REIT Risks.   A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates, fluctuations in rental income, increases in property taxes and changes in consumer demand for real estate. Recently, the real estate industry has been subject to substantial declines in value.  In addition, an investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations.  Specifically, to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), a REIT must satisfy certain important definitional requirements.  The Fund will not be in a position to ensure that a REIT in which it invests will comply at all times with the Code’s requirements.

Foreign Securities and ADRs Risks.  Investments in securities of foreign companies and ADRs involve additional risks.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities and are traded on U.S. exchanges.  ADRs include ADSs. Risks include less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.  Certain foreign countries are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.  Additionally, governments of certain foreign countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio.  Lockwell and its portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If Lockwell is not able to select better-performing securities, the Fund may lose money.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek long-term capital appreciation; and

•

Want to include a small cap value fund in your portfolio.

Portfolio Holdings Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board”) is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Lockwell pursuant to which Lockwell supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.

Adviser.  Lockwell is the Fund’s investment adviser.  Lockwell was organized in 2009 and its headquarters are located at 60 East 42nd Street, Suite 1000, New York, New York, 10165.  In addition to providing investment advisory services to the Fund, Lockwell serves as investment adviser to individual and institutional clients.  As of May 31, 2011, Lockwell had approximately $14.2 million under management.

A discussion regarding the Board’s basis for approving the investment advisory agreement will be included in the Fund’s annual report for the fiscal year ended June 30, 2011.

Advisory Fees.  Under the investment advisory agreement, the Fund compensates Lockwell at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Lockwell and the Fund, Lockwell agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2012 with successive renewal terms of one year unless terminated by Lockwell or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  Additionally, Lockwell has assumed certain fees and expenses relating to the start up of the Fund pursuant to a subadministration agreement, described below, entered into by and among the Company, Lockwell and Frontegra Asset Management, Inc. (“Frontegra”).

Portfolio Manager.  The Fund’s portfolio is managed by Richard Glass.  Mr. Glass reviews and approves analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Mr. Glass joined Lockwell in August 2010 and is the managing member of Lockwell.  Prior to joining Lockwell, Mr. Glass served as a Managing Director with Invesco, Ltd. from June 2010 to July 2010.  Mr. Glass was a Lead Portfolio Manager with Morgan Stanley Investment Management Inc. from 1999 to 2010.  Mr. Glass holds a Bachelor of Science in Economics from the University of Pennsylvania and has earned the right to use the Chartered Financial Analyst designation.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Subadministrator.  Frontegra acts as subadministrator of the Fund.  Pursuant to a subadministration agreement, Lockwell compensates Frontegra at the annual rate of 0.05% of the Fund’s average daily net assets for providing certain compliance and administrative services to the Fund.  Frontegra serves as the investment adviser to other

Frontegra Funds.  Pursuant to the subadministration agreement, Lockwell has assumed certain fees and expenses relating to the start up of the Fund.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.

Payments to Financial Intermediaries.  Shares of the Fund may be offered through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor, Lockwell or an affiliate to sell shares of the Funds (collectively, “Financial Intermediaries”).  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.  From time to time, the Distributor, Lockwell or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor, Lockwell or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.

In addition, the Distributor, Lockwell or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor, Lockwell or an affiliate may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor, Lockwell or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor, Lockwell or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

PRIOR PERFORMANCE

The following table shows the performance data for a composite of private advisory accounts (the “Composite”) managed by Richard Glass, the Fund’s portfolio manager, since November 30, 2002 that have investment objectives, policies, strategies and risks substantially similar to the Fund.  The Composite includes all fully discretionary accounts that are fully invested in the small cap value equity investment strategy, including those accounts no longer managed by the portfolio manager.  For the periods for which performance is provided, no other person played a significant role in managing the Composite.  Performance shown prior to August 1, 2010 occurred while the portfolio manager was affiliated with a prior firm and was the only individual primarily responsible for selecting the securities to buy and sell.

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Code and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of the portfolio manager in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Lockwell.

All returns presented were calculated on a total return basis in a base currency of U.S. dollars and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method and accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  The methods used to compute total return for the Composite differ from the standards required by the SEC for calculation of average annual total return.  The Composite expenses are lower than the Fund’s net expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.

Periods Ended 3/31/11	Small Cap Value Composite Total Return	Russell 2000® Value Index(1)
1 Year	21.7%	20.6%
3 Years	11.0%	6.8%
5 Years	7.7%	2.2%
From Inception(2)	12.7%	10.3%

__________

(1)

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, and is a subset of the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(2)

Performance data shown is since November 30, 2002.  Performance shown prior to August 1, 2010 occurred while the portfolio manager was affiliated with a prior firm.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund or an authorized agent, such as a Financial Intermediary, receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Lockwell will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through Financial Intermediaries, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 075000022

Credit to:	U.S. Bancorp Fund Services, LLC Account Number 112-952-137

Further credit to:	Frontegra Funds, Inc. Lockwell Small Cap Value Fund Institutional Class Shares (investor account number) (name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Lockwell and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption fee is paid directly to the

Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when changing account ownership; and

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Lockwell and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first-out basis); and

•

regular reports to the Board by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

The Distributor or an affiliate has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor or an affiliate to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request, if you meet the minimum investment requirements for the class and Fund into which you would like to exchange, and if the class and fund are open to new investors.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of the Fund are sold at their NAV.  The NAV of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Lockwell in good faith and in accordance with procedures approved by the Board.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, ordinary income distributions from REITs and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Code).  “Qualified Dividends” are currently eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is 15%.

Fund distributions attributable to ordinary income distributions issued by REITs will not qualify as “qualified dividend” income and will be subject to ordinary income rates.  Because REITs typically do not provide complete information about the taxability of their  distribution until after calendar year-end, The Fund may not be able to determine how much of their distributions are taxable to shareholders until after the January 31, deadline for issuing Form 1099-DIV.  As a result, the Fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain distributions,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale or redemption proceeds, including in kind proceeds, are more or less than your adjusted basis in the sold or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net long-term capital gain received on such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Lockwell Investments, LLC	Milwaukee, Wisconsin 53201-0701
60 East 42nd Street, Suite 1000
New York, New York 10165	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SUBADMINISTRATOR

Frontegra Asset Management, Inc.	Ernst & Young LLP
400 Skokie Boulevard, Suite 500	155 N. Wacker Drive
Northbrook, Illinois 60062	Chicago, Illinois 60606

CUSTODIAN	LEGAL COUNSEL

U.S. Bank, N.A.	Godfrey & Kahn, S.C.
1555 N. River Center Drive, Suite 302	780 N. Water Street
Milwaukee, Wisconsin 53212	Milwaukee, Wisconsin 53202

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI is and the annual and semi-annual reports will be available, free of charge, on Lockwell’s website at http://www.lockwellinv.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Lockwell Small Cap Value Fund

Institutional Class Shares (LOCSX)

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Lockwell Small Cap Value Fund (the “Fund”) dated July 1, 2011.  The Fund is a series of Frontegra Funds, Inc. (the “Company”).  A copy of the Prospectus is available without charge upon request to the above address or toll-free telephone number, or you can visit Lockwell’s website at http://www.lockwellinv.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated July 1, 2011.

You should rely only on the information contained in this SAI and the Prospectus dated July 1, 2011.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

The Fund is a diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers eight separate series, one of which is discussed in this SAI.  The Board of Directors of the Company (the “Board”) has established four classes of shares of common stock:  Institutional Class, Class Y, Class L and Class I.  The Company is authorized to issue 2,000,000,000, $.01 par value, shares of common stock in series and classes.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares

Frontegra Netols Small Cap Value Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Mastholm International Equity Fund(1)(2)	100,000,000

Frontegra Sky International Equity Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Timpani Small Cap Growth Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Hexam Emerging Markets Fund(1)(2)	50,000,000

Frontegra Phocas Small Cap Value Fund(1)
Class L	50,000,000
Class I	50,000,000

Frontegra SAM Global Equity Fund(1)
Institutional Class	50,000,000

Lockwell Small Cap Value Fund
Institutional Class	50,000,000

_______________________

(1)

This Fund is an additional series of the Company that is not included in this SAI.

(2)

This Fund offers a single class of common stock, which has the same characteristics as the Institutional Class.

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is long-term capital appreciation.  This investment objective may not be changed without shareholder approval.  The Fund is diversified.

The following is a complete list of the Fund’s fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the applicable Prospectus.

Recent Market Conditions

In recent years, U.S. and international markets have experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities have increased.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, and repurchase agreements with maturities in excess of seven days.  However, the Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities may be treated as illiquid securities, subject to the liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated to Lockwell the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board has directed Lockwell to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, any the Fund should be in a position where more than 15% of the value of their respective net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

The Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   When the Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  The Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship in 2008.  In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a new secured lending credit facility and has agreed to provide up to $200 billion of capital to each entity as needed.  However, there is no assurance that such actions will be successful.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. The maximum insurance payable by the Federal Deposit Insurance Corporation (“FDIC”) as to any one certificate of deposit was increased permanently from $100,000 to $250,000 per depositor.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  The Fund’s adviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  The adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  The Fund’s adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Lockwell Investment, LLC (“Lockwell” or the “Adviser”), of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be  rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Fund may also invest in the short-term investment funds of their custodial bank.

Investment Grade Debt Obligations

Investment grade debt obligations include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Foreign Securities and Currencies

The Fund may invest directly in securities of non-U.S. companies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Foreign Investment Companies

Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  ADRs include American Depositary Shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Real Estate Investment Trust (“REITs”)

Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.  A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for such tax-free pass-through of income, which would subject the REIT to federal income taxes and adversely affect the value of its securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  Lockwell will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Exchange-Traded Funds and Other Investment Companies

The Fund may invest in securities issued by Exchange Traded Funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The Fund is expected to invest its assets in ETFs that hold international equities, including the securities of one or more emerging market companies.  The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity. The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial new capital gains.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, due to his ownership interest in Frontegra Asset Management Inc. (“Frontegra”) and his indirect equity ownership in Timpani Capital Management LLC (“Timpani”), investment advisers to other Frontegra Funds not discussed in this SAI.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, IL 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				8	None

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and Chairman of The Snyder Family Foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	8	IronBridge Funds, Inc. (with oversight of six portfolios)

Interested Director and Officers
Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board of Directors; since August 2008. Indefinite; since May 1996. From May 1996 to August 2008.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Fund’s shares, since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm (“Frontier”).  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				8	None
Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Elected annually
by the Board of
Directors;
Treasurer and
Assistant
Secretary since
August 2008;
Chief
Compliance
Officer since
January 2008;
Anti-Money
Laundering
Compliance
Officer since
February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008.  Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 through June 2011.  She served as Chief Financial Officer of Timpani from April 2008 to March 2010.  Ms. Dilworth has served as Chief Compliance Officer of Frontier since September 2010.  Ms. Dilworth has served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

(1)

The Frontegra Funds consist of eight separate series, one of which is discussed in this SAI.

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of two independent directors, Mr. Heald and Mr. Snyder, and one interested director, Mr. Forsyth.  Mr. Heald is the lead independent director.  The Board has not designated a chairman.  As President of the Company, Mr. Forsyth is the presiding officer at all meetings of the Board in the absence of a designated chairman.  As President, Mr. Forsyth serves as chief executive officer of the Company.  In the event the Board was to designate a chairman, the Chairman of the Board would preside at each meeting of the Board and have general supervision of the business of the Company and its officers.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, together with the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2011, the Audit Committee met three times.  The two independent directors – Mr. Heald and Mr. Snyder – form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.

The Board’s role is one of oversight rather than management.  Those processes are overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  Lockwell reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Company as a whole.  Lockwell reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund and the Company.

The Board has appointed the CCO who reports directly to the independent directors and who participates in meetings of the Board.  In addition, the CCO presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information regarding the risk management processes of Lockwell and the other advisers and subadvisers to the Frontegra Funds.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a Director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and owns 100% of Frontegra.  He also is President of the Distributor and is a partner of Frontier, established in 1993.  Prior to 1993, he was a partner at Brinson Partners, Inc., an investment adviser, and was employed by Harris Trust & Savings Bank.  Through his knowledge of the Company and its affiliated companies,  experience with investment advisers and investment companies and his employment experience, Mr. Forsyth is experienced with financial, accounting, legal, regulatory and investment matters.

David L. Heald.  Mr. Heald has served as a Director of the Company since 1996.  He is principal and Director of Consulting Fiduciaries, Inc., a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Through his experience with investment advisers and investment companies, his employment experience and his legal training and practice, Mr. Heald is experienced with financial, accounting, legal, regulatory and investment matters.

James M. Snyder.  Mr. Snyder has served as a Director of the Company since 2002.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, most recently as Executive Vice President and Vice

Chairman of Global Investments.  Additionally, Mr. Snyder serves as the independent chair on the Board of Directors of another investment company.  Through his employment experience, Mr. Snyder is experienced with financial, accounting, legal, regulatory and investment matters.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Frontegra family of Funds as of December 31, 2010, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	Aggregate Dollar Range of Equity Securities Beneficially owned in Frontegra Family of Funds
William D. Forsyth III(1)	Over $100,000
David L. Heald	Over $100,000
James M. Snyder	Over $100,000

____________________

(1)

This director is deemed an “interested person” as defined in the 1940 Act.

As of the date of this SAI, officers and directors of the Company do not own any shares of the Fund because it was not offered for sale until the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees or shareholders of Lockwell do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of the Company.  From time to time, the Fund may pay compensation services to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2011.  Mr. Heald and Mr. Snyder did not receive any remuneration from the Fund during the fiscal year 2011 because the Fund had not commenced operations as of June 30, 2011.

Name	Total Compensation from Funds and Fund Complex(1)
David L. Heald	$31,000(2)
James M. Snyder	$ 31,000(2)

__________________

(1)

The Frontegra Funds consist of eight separate series, one of which is discussed in this SAI.

(2)

The disinterested directors may invest their compensation in shares of the Fund.

CODES OF ETHICS

The Company, Frontegra, Timpani and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani and the Distributor.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani and the Distributor have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

Lockwell has adopted a Code of Ethics that governs all managers, officers and employees of Lockwell (collectively, “Access Persons”).  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to preclear most transactions with Lockwell compliance personnel, to disclose all securities holdings and to submit quarterly transaction reports.

PRINCIPAL SHAREHOLDERS

Information regarding principal shareholders and control persons of the Fund is not provided because the Fund was not offered for sale until the date of this SAI.

INVESTMENT ADVISER

Lockwell is the investment adviser to the Fund.  A brief description of the Fund’s investment advisory agreement is set forth in the Fund’s Prospectus under “Fund Management.”  Richard Glass and Brad Blalock are Managing Members of Lockwell.  Rebecca McGinnis is the Chief Operating Officer and Chief Compliance Officer of Lockwell.  Mr. Glass, Mr. Blalock and Ms. McGinnis are each considered a control person of Lockwell due to their ownership of and/or their position with Lockwell.

The Company, on behalf of the Fund, has entered into an investment advisory agreement with Lockwell (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of the Fund’s outstanding voting securities or by Lockwell, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, Lockwell supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Lockwell provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to Lockwell a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund.

Pursuant to an expense cap agreement between Lockwell and the Company, on behalf of the Fund, Lockwell contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 1.10% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2012, with successive renewal terms of one year unless terminated by Lockwell or the Company prior to any such renewal.  Additionally, Lockwell has assumed certain fees and expenses relating to the start up and operation of the Fund pursuant to a subadministration agreement, described below, entered into by Lockwell and Frontegra, the investment adviser to other Frontegra Funds not discussed in this SAI.

PORTFOLIO MANAGER

Other Accounts Managed by Portfolio Manager of the Fund

As described in the Prospectus for the Fund under “Fund Management,” Richard Glass is the sole portfolio manager of the Fund, and is responsible the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Manager
As of May 31, 2011

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Lockwell Investments, LLC
Richard Glass	0	$0	0	$0	0	$0	4	$14.2 million	0	$0

Potential Conflicts of Interest

Lockwell is an investment adviser that manages other client portfolios with positions similar to those in the portfolio that Lockwell manages for the Fund.  Positions are bought and sold for all clients based on their investment criteria and Lockwell’s investment style.  Lockwell has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all Lockwell’s clients are protected.  Policies that are a part of Lockwell’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  Lockwell has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including the Fund, participate in investment decisions involving the same securities. Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.

Compensation of Portfolio Manager

The compensation of the portfolio manager of the Fund is not directly tied to the performance or the value of the assets in the Fund.  Compensation of the portfolio manager depends on the overall profitability and success of Lockwell.  The portfolio manager receives a compensation package that includes a percentage of profits based on the portfolio manager’s pro rata ownership of the firm.

Ownership of Fund Shares by Portfolio Manager

As of the date of this SAI, the Fund’s portfolio manager does not own any shares of the Fund because it was not offered for sale until the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about their portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company and Lockwell may disclose information about their respective Fund’s portfolio holdings only in the following circumstances:

•

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 10 days after quarter end.

•

The Fund’s top 10 holdings as of quarter end may be posted on the Company’s website no earlier than the posting of the Fund’s full portfolio holdings as of quarter end on the Company’s website, and in no event no earlier than 10 days after quarter end.

•

The Fund’s top 10 holdings as of a quarter end may be included in Fund fact sheets following the posting of the Fund’s top 10 holdings as of quarter end on the Company’s website.

•

The Fund’s full portfolio holdings as of quarter end may be included in a quarterly report provided to certain shareholders of the Fund or to consultants for their databases following posting of the portfolio holdings on the Company’s website.

•

Lockwell may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Fund will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end.

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.	Thomson Financial Services Vickers Stock Research Corporation Capital Bridge, Inc.

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants, existing clients or prospective clients no earlier than 10 days after month end.

•

The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Lockwell and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

•

Lockwell is also permitted to disclose the portfolio holdings of the Fund to certain service providers as indicated below:

o

Glass Lewis & Company – daily, for proxy voting services

o

SEI – daily, for back office operational support

o

Capital IQ – daily, for portfolio data and analytics

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board of Directors.  No compensation or other consideration may be received by the Fund an Adviser or any subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors.  The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of an Adviser, subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to Lockwell the authority to vote proxies, subject to the supervision of the Board.  In addition, the Board has authorized Lockwell to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of Lockwell and the Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

Lockwell’s proxy voting policies provide that Lockwell will vote proxies with respect to client securities in a manner consistent with the best interests of its clients as shareholders of a company.  Lockwell has adopted proxy voting guidelines which provide that Lockwell will consider a proposal’s expected impact on shareholder value and will not consider benefits to Lockwell.  Lockwell has engaged an independent party to provide proxy services, such as research, voting recommendations and recordkeeping.  If Lockwell determines that a proxy solicitation involves a conflict of interest between Lockwell and client interests, Lockwell will provide written notification to the client containing information regarding the conflict.  The written notification will request that the client consent to Lockwell’s vote recommendation or may request the client to vote the proxy directly.  If the client does not respond to the notification, Lockwell may engage an independent party to determine how to vote the proxy.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Lockwell is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  Lockwell seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Lockwell or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers and negotiating commissions, Lockwell considers several factors, including:  the firm’s reliability, the quality of its execution services on a continuing basis, its financial condition, investment and market information and other research, such as economic, securities and performance measurement research and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Lockwell determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  Lockwell believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Investment Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) Lockwell determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Lockwell’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Investment Advisory Agreement; and (c) in the opinion of Lockwell, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In some cases, Lockwell may enter into client commission arrangements pursuant to which Lockwell will place a trade with a broker, who will then credit a negotiated portion of the commission to another firm as requested by an Adviser for the purpose of funding a pool to be used to pay for research products or services received by Lockwell or from other third parties.  The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Exchange Act and the SEC’s interpretative guidance relating thereto.

Lockwell places portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Fund effects their securities transactions may be used by Lockwell in servicing all of their accounts.  Not all of such services may be used by Lockwell in connection with the Fund.  Lockwell believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, Lockwell believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  Lockwell seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by Lockwell are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund a fee, computed daily and payable monthly, based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.  For the fiscal years ended June 30, 2010, 2009 and 2008, U.S. Bancorp Fund Services, LLC received $505,124, $497,995 and $641,511, respectively, from the Company for such services.

SUBADMINISTRATOR

Frontegra, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, the investment adviser to other portfolios of the Company, acts as subadministrator for the Fund.  Pursuant to a subadministration agreement, Lockwell compensates Frontegra at the annual rate of 0.05% of the Fund’s average daily net assets for providing various compliance and administrative services to the Fund.  The agreement also provides for payments by Lockwell to Frontegra upon the termination of the agreement in certain circumstances.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best efforts basis.  The Distributor is an affiliate of Frontegra.  During each of the fiscal years ended June 30, 2011, 2010 and 2009, the Distributor did not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of an Adviser and/or subadviser and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.  However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to the Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer.  In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities.  If the Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if the Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control, and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the source of its income and the diversification of its assets.  In the event the Fund fails to qualify as a “regulated investment company” and does not obtain relief for such failure, it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, ordinary income distributions from REITs and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income.”  “Qualified Dividends” are eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Certain holding period requirements applicable to both the Fund and its shareholders must be satisfied to obtain qualified dividend treatment.  Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders is 15%.  Fund distributions attributable to ordinary income distributions issued by REITs will not typically qualify as “qualified dividend” income and will usually be subject to ordinary income rates.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer (currently a maximum of 35%).  If the Fund reports distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain distributions,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions after the close of each calendar year.

Interest and dividends received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each series of the Company, including the Fund, will be treated as a separate entity for federal income tax purposes.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Fund.  Ernst & Young LLP will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

Audited financial statements are not provided because the Fund did not commence operations until after the date of this SAI.

PART C

OTHER INFORMATION

Item 28.

Exhibits

See “Exhibit Index.”

Item 29.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 30.

Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.

Business and Other Connections of Investment Adviser

Lockwell Investments, LLC (“Lockwell”) serves as the investment adviser with respect to the Registrant’s Lockwell Small Cap Value Fund.  Lockwell is a registered investment adviser.  The business and other connections of Lockwell, as well as the names and titles of the executive officers and directors of Lockwell, are further described in Lockwell’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the directors or executive officers of Lockwell is has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment Adviser” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 32.

Principal Underwriters

(a)

None.

(b)

Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director

Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

(c)

None

Item 33.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section, are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Investment Adviser to Lockwell Small Cap Value Fund	Lockwell Investments, LLC 60 East 2nd Street, Suite 1000 New York, NY 10165

Registrant’s Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Registrant’s Subadministrator	Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Registrant’s Distributor	Frontegra Strategies, LLC 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Item 34.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.

Undertakings

Not applicable.

C-2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 1st day of July, 2011.

FRONTEGRA FUNDS, INC. (Registrant)

By:

/s/ William D. Forsyth III

William D. Forsyth III

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ William D. Forsyth III William D. Forsyth III	President, Secretary and a Director (principal executive officer)	July 1, 2011

/s/ Elyce D. Dilworth Elyce D. Dilworth	Chief Compliance Officer, Treasurer, Assistant Secretary and Anti-Money Laundering Compliance Officer (principal financial officer)	July 1, 2011

David L. Heald	Director*

James M. Snyder	Director*

*By: /s/ William D. Forsyth III William D. Forsyth III President Attorney-in-fact pursuant to Power of Attorney filed on May 24, 2007, Post-Effective Amendment No. 29.

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EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 31, 2001	Filed January 31, 2001, Post- Effective Amendment No. 12
(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post- Effective Amendment No. 15
(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post- Effective Amendment No. 18
(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post- Effective Amendment No. 18
(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post- Effective Amendment No. 23
(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post- Effective Amendment No. 1 to Form N-14
(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.15)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(a.16)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 11, 2008	Filed October 31, 2008, Post- Effective Amendment No. 44
(a.17)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 16, 2009	Filed September 17, 2009, Post- Effective Amendment No. 53
(a.18)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 30, 2009	Filed October 28, 2009, Post- Effective Amendment No. 54
(a.19)	Articles of Amendment dated October 9, 2009	Filed October 28, 2009, Post- Effective Amendment No. 54
(a.20)	Articles of Amendment dated December 15, 2009	Filed December 31, 2009, Post- Effective Amendment No. 57

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.21)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 15, 2009	Filed December 31, 2009, Post- Effective Amendment No. 57
(a.22)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 24, 2010	Filed July 15, 2010, Form N-14
(a.23)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 13, 2010	Filed September 30, 2010, Post- Effective Amendment No. 65
(a.24)	Articles of Amendment dated October 26, 2010	Filed October 28, 2010, Post- Effective Amendment No. 67
(a.25)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2011	Filed March 14, 2011, Form N-14
(a.26)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 28, 2011		X
(b.1)	Registrant’s By Laws	Filed July 1, 1996, Form N-1A
(b.2)	Amendment to Registrant’s By Laws	Filed October 31, 2008, Post- Effective Amendment No. 44
(c)	None
(d.1)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.2)	Form of Exhibit H to Investment Advisory Agreement	Filed September 30, 2010, Post- Effective Amendment No. 65
(d.3)	Form of Exhibit I to Investment Advisory Agreement	Filed October 6, 2010, Post- Effective Amendment No. 66
(d.4)	Form of Exhibit J to Investment Advisory Agreement	Filed June 1, 2011, Post-Effective Amendment No. 72
(d.5)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Mastholm Asset Management, LLC	Filed January 14, 2010 Definitive Proxy Statement on Schedule 14A
(d.6)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Netols Asset Management, Inc.	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.7)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Sky Investment Counsel Inc.	Filed October 31, 2008, Post- Effective Amendment No. 44
(d.8)	Form of Investment Advisory Agreement with Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.9)	Investment Advisory Agreement with Lockwell Investments, LLC		X
(d.10)	Form of Expense Cap/Reimbursement Agreement regarding Frontegra Timpani Small Cap Growth Fund	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.11)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Hexam Capital Partners, LLP	Filed September 30, 2010, Post- Effective Amendment No. 65
(d.12)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Phocas Financial Corporation	Filed October 6, 2010, Post- Effective Amendment No. 66

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(d.13)	Expense Cap/Reimbursement Agreement regarding Frontegra Phocas Small Cap Value Fund	Filed July 15, 2010, Form N-14
(d.14)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and SAM Sustainable Asset Management USA, Inc.	Filed June 1, 2011, Post-Effective Amendment No. 72
(d.15)	Form of Expense Cap/Reimbursement Agreement regarding Frontegra SAM Global Equity Fund	Filed June 1, 2011, Post-Effective Amendment No. 72
(d.16)	Form of Amended and Restated Expense Cap/Reimbursement Agreement dated November 1, 2010	Filed March 14, 2011, Form N-14
(d.17)	Expense Cap/Reimbursement Agreement dated July 1, 2011 for Lockwell Small Cap Value Fund		X
(e)	Distribution Agreement	Filed October 31, 2008, Post- Effective Amendment No. 44
(f)	None
(g.1)	Form of Custody Agreement	Filed October 22, 2003, Post- Effective Amendment No. 18
(g.2)	Amendment to Custody Agreement dated May 25, 2011		X
(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post- Effective Amendment No. 8
(h.2)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post- Effective Amendment No. 15
(h.3)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post- Effective Amendment No. 18
(h.4)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post- Effective Amendment No. 18
(h.5)	Amendment to Transfer Agent Servicing Agreement dated May 25, 2011		X
(h.6)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post- Effective Amendment No. 8
(h.7)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post- Effective Amendment No. 15
(h.8)	Amendment to Fund Administration Servicing Agreement dated May 25, 2011		X
(h.9)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post- Effective Amendment No. 8
(h.10)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post- Effective Amendment No. 15
(h.11)	Amendment to Fund Accounting Servicing Agreement dated May 25, 2011		X
(h.12)	Subadministration Agreement with Phocas	Filed June 1, 2011, Post-Effective Amendment No. 72
(h.13)	Subadministration Agreement with Lockwell		X

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post- Effective Amendment No. 1
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post- Effective Amendment No. 12
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post- Effective Amendment No. 15
(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003	Filed October 22, 2003, Post- Effective Amendment No. 18
(i.5)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 23, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 25, 2005	Filed August 26, 2005, Post- Effective Amendment No. 23
(i.7)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 31, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(i.8)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 4, 2007	Filed September 4, 2007, Post- Effective Amendment No. 35
(i.9)	Opinion and Consent of Godfrey & Kahn, S.C. dated July 18, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(i.10)	Consent of Godfrey & Kahn, S.C. dated October 31, 2008	Filed October 31, 2008, Post- Effective Amendment No. 44
(i.11)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 17, 2009	Filed September 17, 2009, Post- Effective Amendment No. 53
(i.12)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 29, 2009	Filed December 31, 2009, Post- Effective Amendment No. 57
(i.13)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 30, 2010	Filed September 30, 2010, Post- Effective Amendment No. 65
(i.14)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 6, 2010	Filed October 6, 2010, Post- Effective Amendment No. 66
(i.15)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 1, 2011	Filed June 1, 2011, Post-Effective Amendment No. 72
(i.16)	Opinion and Consent of Godfrey & Kahn, S.C.		X
(j)	None
(k)	None
(l)	Initial Subscription Agreements	Filed October 11, 1996, Post- Effective Amendment No. 1
(m.1)	Rule 12b-1 Plan	Filed October 31, 2008, Post- Effective Amendment No. 44
(m.2)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post- Effective Amendment No. 44

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(n)	Multiple Class Plan	Filed June 1, 2011, Post-Effective Amendment No. 72
(o)	Reserved
(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC, Frontier Partners, Inc. and Timpani Capital Management LLC	Filed June 1, 2011, Post-Effective Amendment No. 72
(p.2)	Code of Ethics of Mastholm Asset Management, LLC	Filed October 28, 2009, Post- Effective Amendment No. 54
(p.3)	Netols Asset Management, Inc. Code of Ethics and Personal Trading Policy	Filed October 28, 2010, Post- Effective Amendment No. 67
(p.4)	Sky Investment Counsel Inc. Code of Ethics	Filed August 31, 2007, Post Effective Amendment No. 34
(p.5)	Hexam Capital Partners LLP Code of Ethics	Filed September 30, 2010, Post- Effective Amendment No. 65
(p.6)	Phocas Financial Corporation Code of Ethics	Filed October 6, 2010, Post- Effective Amendment No. 66
(p.7)	Sustainable Asset Management USA, Inc. Code of Ethics	Filed June 1, 2011, Post- Effective Amendment No. 72
(p.8)	Lockwell Investment, LLC Code of Ethics		X

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